EXHIBIT 10.4
                      OMNICORDER TECHNOLOGIES, INCORPORATED

                             SUBSCRIPTION AGREEMENT


          SUBSCRIPTION AGREEMENT made as of this ____ day of _________ 2003, between a publicly-traded company which will acquire all the assets and assume all the liabilities of OmniCorder Technologies, Incorporated (the "Company"), and the undersigned subscriber (the "Subscriber").

          The Company desires to provide financing for itself by issuing up to $15,000,000 in shares of Common Stock at $1.375 per share as described in the Memorandum (as such term is defined below). The Subscriber desires to purchase the number of shares of Common Stock set forth on the signature page hereof.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR COMMON STOCK; REPRESENTATIONS BY THE SUBSCRIBER

     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the number of shares of Common Stock from the Company set forth on the signature page hereof, and the Company agrees to issue such Common Stock to the Subscriber at a purchase price equal to the number of shares of Common Stock subscribed for times $1.375 per share. The subscription price is payable by check made payable to the order of "OmniCorder Technologies, Incorporated" or by wire transfer of immediately available funds delivered contemporaneously herewith. The Common Stock purchased by the Subscriber will be delivered by the Company promptly following the Termination Date (as hereinafter defined).

     1.2 The Subscriber recognizes that the purchase of the shares of Common Stock involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) he may not be able to liquidate his investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, he could sustain a complete loss of his entire investment.

     1.3 The Subscriber acknowledges that he is (i) a qualified investor, as described herein, to qualify for the purchase of the Common Stock; (ii) competent to understand and does understand the nature of the investment; and
(iii) able to bear the economic risk of this investment.

     1.4 The Subscriber represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The definition of "accredited investor" is set forth in the Company's Confidential Private Placement Memorandum, dated October 2003 (as supplemented, the "Memorandum").

     1.5 The Subscriber acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities, and that he recognizes the highly speculative nature of this investment.

     1.6 If the Subscriber is a corporation, partnership, limited liability company, trust or other entity, the Subscriber represents that (i) it is authorized and qualified to make its investment in the Company; (ii) it has not been formed for the purpose of acquiring an interest in the Company; (iii) it has not been in existence for less than 90 days prior to the date hereof; (iv) the person signing this Agreement on behalf of such entity has been authorized to do so; and (v) on a consolidated basis, it meets the net worth requirements as set forth elsewhere herein, as evidenced in its most recent financial statement, for an investment in the Company.

     1.7 The Subscriber hereby represents that he has been furnished by the Company during the course of this transaction with the Memorandum and with all publicly available information regarding the Company which he had requested or desired to know; that all other publicly available documents which could be reasonably provided have been made available for his inspection and review; and that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering.

     1.8 The Subscriber hereby acknowledges that the offering of the shares of Common Stock has not been filed with or reviewed by the Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. The Subscriber represents that the shares of Common Stock are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell, transfer or otherwise dispose of any of the shares of Common Stock unless they are registered under the Securities Act or unless an exemption from such registration is available.

     1.9 The Subscriber understands that the shares of Common Stock have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold the shares of Common Stock for a short period, for a deferred sale, for a market rise, assuming that a market develops and is maintained, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale, transfer or disposition as a deferred sale to which the exemption is not available.

     1.10 The Subscriber consents that the Company may, if it desires, permit the transfer of the shares of Common Stock by the Subscriber out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed sale, transfer or disposition does not result in a violation of the Securities Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company and its directors, executive officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or disposition of the shares of Common Stock by the undersigned Subscriber in violation of any Securities Laws or any misrepresentation herein.

     1.11 The Subscriber consents to the placement of a legend on the certificates evidencing the shares of Common Stock stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on the sale, transfer or disposition thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the sale, transfer or disposition of the shares of Common Stock.

     1.12 The Subscriber acknowledges and agrees that the Company is relying on the Subscriber's representations contained in this Agreement and the related subscription documents in determining whether to accept this subscription. The Subscriber hereby gives the Company authority to call his bank or place of employment or otherwise review the financial standing of the Subscriber and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     1.13 The Subscriber represents and warrants that all representations made by the Subscriber hereunder are true and correct in all material respects as of the date of execution hereof, and the Subscriber covenants that until the closing on the shares of Common Stock subscribed for he shall inform the Company immediately of any changes in any of the representations provided by the Subscriber hereunder.

II. REPRESENTATIONS BY THE COMPANY

     The Company represents and warrants to the Subscriber as follows:

     2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation and has the corporate power to conduct its business.

     2.2 The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

     2.3 The shares of Common Stock have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable.

III. TERMS OF OFFERING

     3.1 The subscription period will begin as of October 1, 2003 and will terminate upon the occurrence of the earlier of (a) the 90th day thereafter, unless extended by the Company for a period of up to an additional 90 days, or
(b) the Company's acceptance of subscriptions for shares of Common Stock offered and the receipt of payment therefor (the "Termination Date").

     3.2 The Subscriber hereby agrees to purchase the number of shares of Common Stock from the Company set forth upon the signature page hereof payable by check in the amount thereof made payable to "Greenberg Traurig, LLP, on behalf of OmniCorder Technologies, Incorporated" or by wire transfer of immediately available funds. If the Company declines to accept this subscription, the Company will return such funds to the undersigned without interest thereon or deduction therefrom.

     3.3 The Company has retained National Securities Corporation to coordinate the offering as the Company's exclusive capital finder. See the Memorandum for a description of the compensation payable to National Securities Corporation and other terms of the offering.

IV. CERTAIN COVENANTS

     4.1 (a) Subject to the other provisions of this Section IV, the Company shall use its best efforts to file, within 60 days after the Termination Date, a registration statement (the "Registration Statement") under the Securities Act covering all of the shares of Common Stock subscribed by the Subscriber hereunder (the "Registrable Shares"). The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as possible and, in any event, within 180 days after the Termination Date.

     (b) In the event the registration effected by the Company pursuant to this
Section 4.1 relates to an underwritten offering of securities, the Subscriber's right to registration pursuant to this Section 4.1 shall be conditioned upon its
(i) participation in such underwriting, (ii) inclusion of the Registrable Shares therein and (iii) execution of all customary underwriting documents requested by the underwriter with respect thereto (the "Underwriter").

     (c) All expenses (other than underwriting discounts and commissions, brokerage fees, applicable transfer taxes and fees and expenses of counsel for the selling shareholders) incurred in connection with registrations, filings or qualifications pursuant to this Section 4.1, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange, market or automated quotation system on which any shares of Common Stock are then listed or quoted.

     (d) Each of the Company and the Subscriber will indemnify the other party hereto against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) by the indemnifying party of a material fact contained in any prospectus or other document (including any related registration statement, notification or the like) incident to any registration of the type described in this Section 4.1, or any omission (or alleged omission) by the indemnifying party to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided that no party will be eligible for indemnification hereunder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished by such party for use in connection with such registration.

     (e) The Subscriber shall furnish to the Company or the Underwriter, as applicable, such information regarding the Subscriber and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 4.1. The Subscriber shall cooperate as reasonably requested by the Company in connection with the preparation of the registration statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding the Subscriber and its plan of distribution of the Registrable Shares included in such registration as may be reasonably necessary to enable the Company to prepare such registration statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

V. NOTICES TO SUBSCRIBERS

     5.1 THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     5.2 THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     5.3 SUBSCRIBERS SHOULD REVIEW THE MEMORANDUM WHEREIN NOTICES TO SUBSCRIBERS RESIDING IN CERTAIN STATES ARE SET FORTH IN ACCORDANCE WITH SECURITIES LAWS OF SUCH STATES.

VI. MISCELLANEOUS

     6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at OmniCorder Technologies, Incorporated, 12-8 Technology Drive, East Setauket, New York 11733, Attention:
Mr. Mark A. Fauci, President and Chief Executive Officer, and to the Subscriber at his address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

     6.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     6.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, without reference to its rules and principles governing conflicts of laws.

     6.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Common Stock as herein provided.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                  OMNICORDER TECHNOLOGIES, INCORPORATED
                                  (on behalf of the publicly-traded company)


                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:


                                  Date of Execution: _____________________, 2003



TO BE COMPLETED BY INDIVIDUAL SUBSCRIBERS            TO BE COMPLETED BY
                                                     CORPORATE, PARTNERSHIP, LLC OR
                                                     TRUST SUBSCRIBERS
-------------------------------------                -------------------------------------------
                                                     Name of Subscriber
                                                     [Please Print]

------------------------------------
Name of Subscriber(s)
[Please Print]

-------------------------------------                By:
                                                        -----------------------------------------
                                                          Authorized Signatory

-------------------------------------                -------------------------------------------
Signature of Subscriber(s)

-------------------------------------                -------------------------------------------
Address of Subscriber                                Name and Title of Authorized Signatory
                                                     [Please Print]

-------------------------------------                -------------------------------------------
Social Security Number of Subscriber                 Taxpayer Identification Number of Subscriber

-------------------------------------                -------------------------------------------
Number of Shares Subscribed For                      Number of Shares Subscribed For

-------------------------------------                -------------------------------------------
Total Purchase Price                                 Total Purchase Price

-------------------------------------                -------------------------------------------
Date of Execution                                    Date of Execution

                      OMNICORDER TECHNOLOGIES, INCORPORATED

                             INVESTOR QUESTIONNAIRE


THIS QUESTIONNAIRE IS TO BE COMPLETED AND DELIVERED TO OMNICORDER TECHNOLOGIES, INCORPORATED, C/O NATIONAL SECURITIES CORPORATION, 11150 SANTA MONICA BLVD., SUITE 380, LOS ANGELES, CALIFORNIA 90025. PRIOR TO ACCEPTANCE OF THE SUBSCRIPTION BY THE COMPANY, CERTAIN CONDITIONS MUST BE MET.

INSTRUCTIONS: This Questionnaire is being given to each individual who has expressed an interest in purchasing shares of Common Stock of a publicly-traded company which will acquire all the assets and assume all the liabilities of OmniCorder Technologies, Incorporated (the "Company"). Prior to your acceptance by the Company as a subscriber, you must meet, among others, the standards imposed by Regulation D as adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), since the shares of Common Stock have not been registered under the Securities Act and are being sold in reliance upon the exemption provided by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. The Company has established general investor suitability requirements for all investors requiring that each natural person or entity who subscribes for shares of Common Stock must be an "accredited investor," as such term is defined in Regulation D under the Securities Act. The Company, in its sole discretion, may increase the foregoing requirements based upon more stringent requirements under state "Blue Sky" laws or special circumstances. The undersigned acknowledges and agrees that the Company is relying on the undersigned's representations contained in this Questionnaire and the related subscription documents in determining whether to accept the subscription.

Please contact Spencer G. Feldman, counsel to the Company, at Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166, (212) 801-9200, if you have any questions in completing this Questionnaire.

If the answer to any question is "none" or "not applicable," please so state.

Your answers will, at all times, be kept strictly confidential; however, everyone who agrees to purchase the shares of Common Stock hereby agrees that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the shares of Common Stock to you will not result in a loss of the exemption from registration under the Securities Act, which is being relied upon by the Company in connection with the sale of the shares of Common Stock.

Please complete this Questionnaire as thoroughly as possible and sign, date and return one copy. In case of insufficient space, please use the reverse side to assure that complete answers are submitted.

Please print or type:

1.     NAME(S) IN WHICH SHARES OF COMMON STOCK ARE TO BE HELD:

          A.
             -------------------------------------------------------------------
             First Name       Initial      Last Name

          B.
             -------------------------------------------------------------------

          C.
             -------------------------------------------------------------------
             Entity

             (if a husband and wife are purchasing the shares of Common Stock, give the name of both the husband and the wife.)

2.     SOCIAL SECURITY NUMBER(S) or TAX IDENTIFICATION NUMBER(S):

          A.       ______________________________

          B.       ______________________________

          C.       ______________________________

3.        MANNER IN WHICH TITLE TO BE HELD (Please Check One):

          ________ Individual Ownership
          ________ Community Property
          ________ Tenants in Common
          ________ Joint Tenants with Rights of Survivorship
          ________ Partnership
          ________ Corporation
          ________ As Custodian, Executor or Trustee for _______________________

FOR INDIVIDUAL INVESTORS:

4.     Residential Address and Telephone Number:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          Date of Birth: (A) __________________             (B) ________________
          Occupation:  (A) __________________               (B) ________________
          Position:  (A) ____________________               (B) ________________
          Business Address and Telephone Number:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          Person or Persons to be Contacted at Place of Employment:

          ----------------------------------------------------------------------

          Bank or Banks at Which Checking and/or Savings Accounts are Located:

          Name or Names of Banks:
                                 -----------------------------------------------
          Branch  ____________________  Address:
                                                --------------------------------
          or Addresses
                      ----------------------------------------------------------
          Persons at Bank or Banks to Contact and Telephone Number:
                                                                    ------------

5.     In Which State Do You Currently:

          A. Maintain your primary residence?
                                             -----------------------------------

          B. Maintain secondary residence, if any?
                                             -----------------------------------

          C. Vote?
                                             -----------------------------------

          D. File income tax returns?
                                             -----------------------------------

          E. Maintain a driver's license?
                                             -----------------------------------

         Number of years at primary residence listed above?
                                             -----------------------------------

6.     Please answer the following questions:

         A. My net worth exceeds $_______________, and consists of the following assets (in the case of natural persons, net worth may be individual net worth or joint net worth with a spouse and may be inclusive of home, home furnishings and automobiles):

                  Cash:                                     $_______________
                  Marketable Securities:                    $_______________
                  Other (specify below):                    $_______________
                  Total Assets: $_______________ The above net worth takes into account my current assets and other assets diminished by my current liabilities and other liabilities including contingent liabilities, such as threatened or pending lawsuits and proceedings.

                  All assets included in the computations represent either real estate, shares of stock or other securities or other personal property to which legal and equitable title are solely in my name or represent my proportionate interest therein.

                  All values are taken at the lower of cost or current market value.

         B. My individual gross income (or my joint gross income together with my spouse) from business, wages and investments for the immediately preceding calendar year was $_______________ ($_______________ joint) and for the year prior to that was $_______________ ($_______________ joint). I estimate that my individual (or joint) gross income for the present calendar year will be approximately $_______________ ($_______________
                  joint).

         C. I am aware that the proposed offering of the shares of Common Stock will involve non-marketable, non-transferable securities requiring my capital investment to be maintained for an indefinite period of time.

                             Yes ________                   No ________

7. Please indicate whether you are a director, officer, employee, owner of an interest in or an "affiliate" of any securities brokerage firm which is a member of the National Association of Securities Dealers, Inc. (An "affiliate," as defined in Rule 405 of the Securities Act, means one who directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such person.)

                             Yes ________ No ________

          If yes, please state the firm name and address and describe your relationship.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

8.     Please indicate the highest academic degree held by you.

          ----------------------------------------------------------------------

9.     Describe your principal business activities during the last five years.

          ----------------------------------------------------------------------


10.       A.   Please indicate the names of partnerships in which you have made previous investments (unregistered private placements). (Note:
               Include herein the type of business conducted by the partnership such as real estate, oil, mineral or other kind or type of partnership business.)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          B. Please indicate the name and business of corporate entities in which you have made investments (unregistered private placements).

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

11. Please provide in the space below any additional information which would evidence that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in non-transferable, restricted securities of a corporate entity.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

FOR CERTAIN QUALIFIED ORGANIZATIONS:

12. Additional information for corporate, partnership, LLC or trust subscribers:

         A.     Name of organization or entity:
                                               --------------------------------------------
         B.     Business address:
                                 ----------------------------------------------------------
         C.     Telephone:  (_____)
                                    -------------------------------------------------------
         D.     Send communications to the attention of:
                                                         ----------------------------------
         E.     Date of organization:
                                     ------------------------------------------------------
         F.     State of organization:
                                       ----------------------------------------------------
         G.     Tax identification no.:
                                       ----------------------------------------------------
         H.     Form of organization:
                                     ------------------------------------------------------
         Corporation ________       Partnership ____________  LLC ____________
         Trust ______________       Other (Describe) ________
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

         I. If a corporation, the organization has _____ has not _____ elected to be taxed as a small business corporation for federal income tax purposes under the provisions of Subchapter
                S of the Internal Revenue Code of 1986, as amended.

         J. The organization is actively engaged in the conduct of a trade or business:

                             Yes ________                   No ________

         K.     Describe purpose of formation or principal trade or business activity:
                         ------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------



         L. Was such entity formed for the purpose of purchasing the shares of Common Stock?

                             Yes ________                   No ________

13. The corporate, partnership, limited liability company or trust subscriber represents and warrants that it is (check one):

         _______a. A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the shares of Common Stock, having total assets in excess of $5,000,000.

         _______b. A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities
Act).

         _______c. An insurance company (as defined in Section 2(13) of the Securities Act).


         _______d. An investment company registered under the Investment
                   Company Act of 1940.

         _______e. A business development company (as defined in Section 2(a)(48) of the Investment Company Act of 1940) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

         _______f. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         _______g. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

         _______h. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, which plan has total assets in excess of $5,000,000.

         _______i. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a "Plan Fiduciary," as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor.

         _______j. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 having total assets in excess of $5,000,000.

         _______k. A self-directed employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D.

         _______l. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the shares of Common Stock offered, whose purchase is directed by a sophisticated person (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the shares of Common Stock).

         _______m. An entity in which all of the equity owners are accredited investors as defined in Rule 501(a) of Regulation D. (If subsection m is checked, each equity owner must complete a subscriber's questionnaire).

14. Provide the following:

                  (1) If an S Corporation, the names of all officers, directors, and stockholders.

                  (2) If a partnership, the names of all partners indicating whether each person is a general partner or limited partner.

                  (3) Financial statements of corporate or partnership subscriber, accompanied by certificate of an officer or general partner.

                  For each class of investor listed on the following page, this signed Questionnaire must be accompanied by the following verification documents:

          CORPORATE SUBSCRIBER

          A certified copy of a resolution of the corporation's board of directors (i) designating the officer(s) of the corporation authorized to sign on behalf of the corporation; and (ii) authorizing the contemplated investment.

          PARTNERSHIP AND LLC SUBSCRIBER

          A certificate signed by all the general partners or managing members authorizing the general partner or managing member who signed the signature page on behalf of the partnership or LLC to sign and to make the contemplated investment on behalf of the partnership or LLC.

         TRUST SUBSCRIBER

          A certificate signed by all the trustees authorizing the trustee who signed the signature page on behalf of the trust to sign and to make the contemplated investment on behalf of the trust.

         CUSTODIAN SUBSCRIBER

          A certified copy of the instrument pursuant to which the custodian is acting.

          I consent to the communication by the Company or its employees, agents and affiliates or by any broker related to this transaction with any bank or business reference set forth above.

          The foregoing statements are true and accurate to the best of my information and belief, and I will notify the Company of any change in the foregoing answers.


FOR INDIVIDUAL SUBSCRIBERS(S)                                  FOR CORPORATE, PARTNERSHIP, LLC OR
                                                               TRUST SUBSCRIBERS
(A)
   ------------------------------------                        ------------------------------------
     Name of Subscriber [Please Print]                         Name of Subscriber [Please Print]


   ------------------------------------                        -------------------------------------
Signature                                                      Authorized Signatory


(B)
   ------------------------------------                        -------------------------------------
   Name of Subscriber [Please Print]                           Name and Title of Authorized Signatory
                                                               [Please Print]


---------------------------------------
Signature
Date and Place of Execution:
Date:                                                          Place:
   ------------------------------------                        ------------------------------------


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